Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2007, I, Craig J. Tuttle, Chief Executive Officer of Transgenomic, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
Such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of Transgenomic, Inc.

/s/ CRAIG J. TUTTLE
Craig J. Tuttle
President and Chief Executive Officer

Date: November 14, 2007

A signed original of the certification required by Section 906 has been provided to Transgenomic, Inc. and will be retained by Transgenomic, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2007, I, Debra A. Schneider, Chief Financial Officer of Transgenomic, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
Such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q of Transgenomic, Inc. for the quarter ended September 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of Transgenomic, Inc.

June 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of Transgenomic, Inc.

/s/ DEBRA A. SCHNEIDER
Debra A. Schneider
Chief Financial Officer

Date: November 14, 2007

A signed original of the certification required by Section 906 has been provided to Transgenomic, Inc. and will be retained by Transgenomic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.